UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2012

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)        At its meeting on October 31, 2012, the registrant's Board of Directors elected Ursula M. Burns as a nonemployee director effective November 27, 2012.  Ms. Burns is currently chairman and chief executive officer of Xerox Corporation.  Ms. Burns was appointed to the registrant's Audit and Finance Committees and will also be an alternate member of the registrant's Executive Committee.

In accordance with existing terms of the registrant’s Restricted Stock Plan for Nonemployee Directors, Ms. Burns will be granted 8,000 shares of restricted stock of the Corporation effective on her election as a director, and will thereafter be entitled to the same annual compensation as the registrant’s other nonemployee directors.  See the information under “Director Compensation” on page 21 of the registrant’s proxy statement dated April 12, 2012, for additional information

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                     EXXON MOBIL CORPORATION

Date: November 2, 2012                              By:    /s/ Patrick T. Mulva

                                                                              ----------------------------------------------

                                                                              Name:  Patrick T. Mulva

                                                                              Title:    Vice President, Controller and

                                                                                          Principal Accounting Officer